Exhibit 99.1

Flitways Technology Inc.

Statement of Financial Position

As at September 30, 2019 (Unaudited)

	Notes	As at September 30, 2019
		($)
ASSETS
Current Assets
Cash and cash equivalents	4	$25,374
Trade debts		77,155
Undeposited funds		23
		102,552
Non Current Assets
Property, plant and equipment	5	16,852
Other assets		4,944

Total Assets		$124,348

EQUITY & LIABILITIES

Current Liabilities
Accounts payable and accrued liabilities	6	$857,373
Deferred compensation		186,363
Line of Credit - related party		7,052
		1,050,789
Non Current Liabilities
Notes and other payable	7	2,739,814
Convertible promissory notes - net of discount	8	1,155,058
Derivative Liabilities	9	5,750,222
		9,645,094

Total Liabilities		10,695,883

Shareholders’ Equity
Preferred stock: 10,000,0000 shares authorized $0.001 par value; 1,000,000 and zero shares issued and outstanding		1,000
Common stock: 700,000,000 shares authorized $0.001 par value;		2,000,000
Additional paid in capital		61,080,077
Accumulated profit / (losses)		(73,652,612)
		(10,571,535)

Total Liabilities and Shareholders’ Equity		$124,348

The annexed notes 1- 17 form an integral part of these financial statements.

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Flitways Technology Inc.

Statement of Profit and loss

For the nine months ended September 30, 2019

	Notes	For the nine months ended September 30, 2019

		(Amount in $)

Sales revenue	10	$35,627
Service revenue		33,902
Revenue		69,529

Less: Cost of sales	11	(55,259)
Gross Profit		14,270

Less:
General and administration expenses	12	167,132
Advertisement and marketing expenses		16,432
Total operating expenses		183,564

Profit / (loss) from operations		(169,294)

Interest expense	13	(322,833)
Change in fair value of derivatives	14	(4,248,479)
Total nonoperating expenses		(4,571,312)

Profit / (loss) before tax		(4,740,604)

Provision for income tax		–

Net Profit / (loss)		$(4,740,604)

The annexed notes 1- 17 form an integral part of these financial statements.

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Flitways Technology Inc.

Statement of Shareholders' Equity

As at September 30, 2019 (Unaudited)

	Common Stock		Preferred Stock		Additional Paid	Accumulated Profit /
	Shares	Amount	Shares	Amount	in capital	(Deficit)	Total

As at January 1, 2019	1,200,000,000	$1,200,000	1,000,000	$1,000	$59,005,600	$(68,912,006)	$(8,705,406)

Shares issued during the period	800,000,000	800,000	–	–	2,074,477	–	2,874,477

Profit / (loss) for the period	–	–	–	–	–	(4,740,604)	(4,740,604)

As at September 30, 2019 (Unaudited)	2,000,000,000	$2,000,000	1,000,000	$1,000	$61,080,077	$(73,429,477)	$(8,259,219)

The annexed notes 1- 17 form an integral part of these financial statements.

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Flitways Technology Inc.

Statement of Cash Flows

For the Nine Months ended September 30, 2019

For the Nine Months Ended September 30, 2019
Cash flow from operating activities
(Loss) / profit before income tax	$(4,740,604)
Adjustment for non cash charges and other items:	–
Depreciation / amortization	516
Change in fair value of derivatives	1,903,307
Interest accrued during the period	322,833
Changes in working capital
Decrease / (increase) in Trade debts	19,288
Decrease / (increase) in other assets	42,514
(Decrease) / increase in accounts payable and accrued liabilities	(190,452)
(Decrease) / increase in deferred compensation	8,874
Cash flow from operating activities	2,633,724

Cash flow from investing activities	–

Cash flow from financing activities
Proceeds from notes payable	2,604,037
Proceeds from convertible promissory notes	49,253
Cash flow from financing activities	2,653,290

Increase/(decrease) in cash and cash equivalents	19,566

Cash and cash equivalents at beginning of the year	5,808

Cash and cash equivalents at end of the year	$25,374

The annexed notes 1- 17 form an integral part of these financial statements.

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Flitways Technology Inc.

Notes to the Financial Statements

For the nine months ended September 30, 2019

1.	LEGAL STATUS AND OPERATIONS

Flitways Technology Inc. (the “Company”), was incorporated in the State of Nevada on December 11, 2012 and established a fiscal year end of December 31. The Company is involved in the “on demand” transportation business providing businesses and private traveler’s access to book and schedule ground transportation online or by mobile device. The Company gives travelers access to customizable travel rides through a network of ground travel providers. It incorporates ride booking into the travel industry by making travel ride booking available at various travel points of sale to allow travelers to book rides that fit their lifestyle online and on its mobile application.

2.	BASIS OF PREPARATION

2.1	Statement of compliance

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") on a going concern basis.

2.2	Accounting convention

These financial statements have been prepared on the basis of 'historical cost convention using accrual basis of accounting except as otherwise stated in the respective accounting policies notes.

2.3	Management's assessment of going concern

In assessing the going concern status of the Company, management has carefully assessed a number of factors covering the operational performance of the business, the ability to increase the revenue sources of the Company and the appetite of majority shareholder to continue financial support. Based on the analysis of these, management is comfortable that the Company will be able to continue as a going concern in the foreseeable future.

2.4	Critical accounting estimates and judgments

The preparation of financial statements in conformity with the approved accounting standards require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised if the revision affects only that period, or in the period of the revision and future periods.

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The areas involving higher degree of judgment and complexity, or areas where assumptions and estimates made by the management are significant to the financial statements are as follows:

i) Operating assets - estimated useful life of property, plant and equipment
ii) Impairment of assets
iii) Provision for doubtful advances and other receivables (note - 3.4)
iv) Provision for income tax (note - 3.1)

3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1	Income tax

The tax expense for the year comprises of income tax, and is recognized in the statement of earnings. The income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is accounted for using the balance sheet liability method in respect of all temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred income tax liabilities are recognised for all taxable temporary differences and deferred income tax assets are recognised to the extent that it is probable that taxable profits will be available against which the deductible temporary differences and unused tax losses can be utilized. Deferred income tax is calculated at the rates that are expected to apply to the period when the differences are expected to be reversed.

3.2	Trade and other payables

Liabilities for trade and other amounts payable are carried at cost, which is the fair value of the consideration to be paid in future for goods and services received, whether or not billed to the Company.

3.3	Provisions

A provision is recognized in the financial statements when the Company has a legal or constructive obligation as a result of past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of obligation.

3.4	Trade debts, advances and other receivables

These are non-interest bearing obligations due under normal course of business. The management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. Historical bad debts and current economic trends are used in evaluating the allowance for doubtful accounts. The Company includes any accounts receivable balances that are determined to be uncollectible in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of period ended is adequate.

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3.5	Contingent liabilities

A contingent liability is disclosed when the Company has a possible obligation as a result of past events, the existence of which will be confirmed only by the occurrence or non-occurrence, of one or more uncertain future events, not wholly within the control of the Company; or when the Company has a present legal or constructive obligation, that arises from past events, but it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation, or the amount of the obligation cannot be measured with sufficient reliability.

3.6	Financial liabilities

Financial liabilities are recognized when the Company becomes party to the contractual provision of the instruments and the Company loses control of the contractual right that comprise the financial liability when the obligation specified in the contract is discharged, cancelled or expired. The Company classifies its financial liabilities in two categories: at fair value through profit or loss and financial liabilities measured at amortized cost. The classification depends on the purpose for which the financial liabilities were incurred. Management determines the classification of its financial liabilities at initial recognition.

(a)	Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss are financial liabilities held for trading. A financial liability is classified in this category if incurred principally for the purpose of trading or payment in the short-term. Derivatives (if any) are also categorized as held for trading unless they are designated as hedges.

(b)	Financial liabilities measured at amortized cost

These are non-derivative financial liabilities with fixed or determinable payments that are not quoted in an active market. These are recognized initially at fair value, net of transaction costs incurred and are subsequently stated at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the profit and loss account.

3.7	Property, plant and equipment

All equipments are stated at cost less accumulated depreciation and impairment loss. The cost of fixed assets includes its purchase price, import duties and non-refundable purchase taxes and any directly attributable costs of bringing the asset to its working condition and location for its intended use.

Depreciation on additions to property, plant and equipment is charged, using straight line method, on pro rata basis from the month in which the relevant asset is acquired or capitalized, up to the month in which the asset is disposed off. Impairment loss, if any, or its reversal, is also charged to income for the year. Where an impairment loss is recognized, the depreciation charge is adjusted in future periods to allocate the asset’s revised carrying amount, less its residual value, over its estimated useful life.

Maintenance and normal repair costs are expensed out as and when incurred. Major renewals and improvements are capitalized and assets so replaced, if any are retired.

Useful lives of property, plant and equipment are reviewed by the management on preiodic basis and change if any, in the estimates is accounted for on prospective basis.

Gains and losses on disposal of fixed assets, if any, are recognized in statement of profit and loss.

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3.8	Cash and cash equivalents

Cash and cash equivalents include cash in hand and deposits held at call with banks. For the purpose of the statement of cash flows, cash and cash equivalents bank balances and short term highly liquid investments subject to an insignificant risk of changes in value and with maturities of less than three months.

3.9	Revenue recognition

Revenue is recognised to the extent it is probable that the economic benefits will flow to the Company and the revenue can be measured reliably. Revenue is measured at the fair value of the consideration received or receivable for goods sold or services rendered, net of discounts and sales tax and is recognised when significant risks and rewards are transferred.

3.10	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Company operates. The financial statements are presented in US (Dollars) which is the Company's presentation currency. All financial information presented in US Dollars has been rounded to the nearest dollar unless otherwise stated.

3.11	Foreign currency transactions

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the exchange rate prevailing at the statement of financial position date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates are recognized in the profit and loss account.

3.12	Contingencies

The assessment of the contingencies inherently involves the exercise of significant judgment as the outcome of the future events cannot be predicted with certainty. The Company, based on the availability of the latest information, estimates the value of contingent assets and liabilities, which may differ on the occurrence / non-occurrence of the uncertain future event(s).

4.	Cash and bank balances

2019
Amount in $
Cash in hand	–
Balance with banks
Current account	28,216
Overdraft facility	(2,842)
25,374

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5.	Property, plant and equipment

	2019
	Furniture and Fixtures	Equipment	Product Web Engine	Total

Cost as at January 1, 2019	$18,141	$3,259	$9,450	$30,850
Accumulated Depreciation as at September 30, 2019	(10,143)	(1,184)	(2,671)	(13,998)

Net Book Value as at September 30, 2019	$7,998	$2,075	$6,779	$16,852

6.	Accounts payable and accrued liabilities

		2019
		Amount in $
Opening balance		1,047,826
Movement during the period		(190,453)
Closing balance	6.1	857,373

6.1	Balance as at June 30, 2019 comprises of:

Accounts payable		430,054
Accrued liabilities		15,600
Taxes and government levies		29,688
Chargeback reserve		1,554
Markup accrued	6.2	380,335
Others		142
		857,373

6.2	This includes interest accrued on line of credit from related party amounting to $17,565.

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7.	Notes and other payable

		Amount in $
Opening balance		135,777
Movement during the period		2,604,037
Closing balance	7.1	2,739,814

7.1	Balance as at June 30, 2019 comprises of:

Loan Builder	90,197
Pearl Loan	3,163
Kabbage Loan	18,126
Business Funding Advance Loan	17,044
Kings Cash Loan	7,516
Emry Capital	440,534
Uber	1,274,900
LYFT	887,334
2,739,814

8.	Convertible promissory notes - net of discount

Opening balance		1,105,805
Movement during the period		49,253
Closing balance	8.1	1,155,058

8.1	As of June 30, 2019, convertible promissory notes payable consisted of the following

Principal	561,994
Additional note	–
Principal Converted	(3,738)
Net balance	558,256
Default principal	482,901
Discounts	113,901
Notes payable, net	1,155,058

9.	Derivative Liabilities

Opening balance		6,370,348
Movement during the period		(620,126)
Closing balance	9.1	5,750,222

9.1	Balance as at June 30, 2019 comprises of:

Derivative Warrants - L2	3,183,673
Derivative Warrants - EMA and Auctus	55,891
Derivative Liability - L2	296,978
Derivative Liability - EMA and Auctus	2,213,681
Derivative Liability - Power Up	–
5,750,222

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10.	Revenue

Sales revenue of the Company is earned from the following sources:

2019
Net Revenue ($)
Stripe revenue	29,615
Paypal sales	6,013
Service sales	33,902

69,529

11.	Cost of Sales

2019
Amount in $
Cost of revenue sold	10,185
Cost of revenue fee	16,496
Invoice wire fees	11,999
Uber - COS	10,126
Uber - COS Service Fee	6,452
55,259

12.	General and administration expenses

2019
Amount in $
Marketing Expense	16,432
Bank Charges	830
Insurance Expense	3,188
Licenses	3,403
Office Expense	17,214
Office Maintenance	46,549
Payroll Tax Expense	3,218
Rent or Lease Expense	31,317
Travel	4,969
Salaries, wages and benefits	25,912
Utilities	10,808
Legal Expenses	19,724
183,564

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13.	Interest Cost

Interest Expense	207,511
Finance Cost	115,322

322,833

14.	Derivative Expense

Change in Fair Value Derivative	4,100,466
Derivative Expense	–
Stock Option	–
4,100,466

15.	Contingencies and Commitments

The company has no contingency and commitment as at the end of reporting period.

16.	Other Information

i)	Evaluation of Disclosure Controls and Procedures

Management of the Company has evaluated, with the participation of the Chief Executive Officer and Chief Financial Officer of the Company, the effectiveness of the Company's disclosure controls and procedures (as defined in Rules 13a-15(e) or 15d-15(e) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act")) as of the end of the period covered by this Quarterly Report on Form 10-Q. Based on that evaluation, the Chief Executive Officer and Chief Financial Officer of the Company had concluded that the Company's disclosure controls and procedures as of the period covered by this Quarterly Report on Form 10-Q were effective.

ii)	Changes in internal control over financial reporting.

Management of the Company has also evaluated, with the participation of the Chief Executive Officer of the Company, any change in the Company’s internal control over financial reporting that occurred during the period covered by this Quarterly Report on Form 10-Q and determined that there was no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

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